Exhibit 99.1

CONSENT UNDER CREDIT AGREEMENT

        CONSENT UNDER CREDIT AGREEMENT (this "Consent"), dated as of April 8, 2005, among PRIMEDIA INC., a Delaware corporation (the "Borrower"), the undersigned lending institutions party to the Credit Agreement referred to below (each a "Consenting Lender" and, collectively, the "Consenting Lenders"), BANK OF AMERICA, N.A. as Syndication Agent (in such capacity, the "Syndication Agent"), THE BANK OF NEW YORK and THE BANK OF NOVA SCOTIA, as Co-Documentation Agents, (in such capacity, the "Co-Documentation Agents") and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

W    I    T    N    E    S    S    E    T    H:

        WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent have entered into a Credit Agreement, dated as of June 20, 2001 (as amended, modified or supplemented through, but not including, the date hereof the "Credit Agreement"); and

        WHEREAS, the parties hereto wish to provide their consents under the Credit Agreement on the terms and conditions set forth herein with respect to the Consented Transactions (as defined below);

        NOW, THEREFORE, it is agreed;

A.
Consent Under the Credit Agreement

        Notwithstanding anything to the contrary contained in the Credit Agreement, the Consenting Lenders hereby agree:

(i)
the Borrower may redeem or repurchase shares of its $10.00 Series D Exchangeable Preferred Stock up to an aggregate purchase or redemption price equal to $168,000,000 of the liquidation preference thereof plus accrued but unpaid dividends thereon and any applicable premium with respect thereto (such redemption or repurchase, the "Series D Preferred Repurchase"); and

(ii)
the Borrower may redeem or repurchase shares of its $9.20 Series F Exchangeable Preferred Stock up to an aggregate purchase or redemption price equal to $96,000,000 of the liquidation preference thereof plus accrued but unpaid dividends thereon and any applicable premium with respect thereto (such redemption or repurchase, the "Series F Preferred Repurchase" and, together with the Series D Preferred Repurchase, the "Consented Transactions" and each, a "Consented Transaction");

provided that (I) each Consented Transaction is consummated after the Consent Effective Date (as defined below), but prior to May 31, 2005, (II) after the Consent Effective Date, but prior to, or concurrently with, the consummation of any Consented Transaction, the Borrower shall have made or shall make, as the case may be, (1) a repayment of (x) the Term Loans A in an aggregate principal amount of at least $5,000,000 and (y) the Term Loans B in an aggregate principal amount of at least $35,000,000, in each case, together with accrued interest thereon and in accordance with Section 4.01 of the Credit Agreement and (2) a permanent reduction to the Total Unutilized Revolving Loan Commitment in an aggregate amount of at least $30,000,000 in accordance with Section 3.02 of the Credit Agreement. It is understood and agreed that (a) the consents and agreements made pursuant to this Section A are subject to, and conditioned upon, the Borrower complying with each of the requirements set forth in the immediately preceding proviso and (b) subject to the immediately preceding clause (a), the Lenders hereby waive any Default or Event of Default arising solely from the Consented Transactions consummated in accordance with the terms hereof.

B.
Miscellaneous Provisions

        1.     In order to induce the Consenting Lenders to enter into this Consent, the Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Consent Effective Date, both before and after giving effect to this Consent (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the Consent Effective Date, both before and after giving effect to this Consent.

        2.     This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        3.     This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

        4.     THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        5.     This Consent shall become effective on the date (the "Consent Effective Date") when the Borrower and Consenting Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

        6.     From and after the Consent Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*        *        *

        IN WITNESS WHEREOF, the undersigned have caused this Consent to be duly executed and delivered as of the date first above written.

PRIMEDIA INC.
By:	/s/ MATTHEW A. FLYNN Title: CFO

[Signature Page to the Consent to the 2001 Credit Agreement]

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), Individually and as Administrative Agent
By:	/s/ JOAN M. FITZGIBBON Title: Managing Director

CITIBANK N.A.
By:	/s/ HECTOR GUENTHER Title: Vice President

THE BANK OF NEW YORK
By:	/s/ STEVEN J. CORRELL Title: Vice President

TORONTO DOMINION (NEW YORK), LLC
By:	/s/ MASOOD FIKREE Title: Authorized Signatory

MORGAN STANLEY PRIME INCOME TRUST
By:	/s/ ELIZABETH BODISCH Title: Authorized Signatory

OLYMPIC CLO I
By:	/s/ JOHN M. CASPARIAN Title: Chief Operating Officer Centre Pacific, Manager

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ MARIE G. MOLLO Title: Duly Authorized Signatory

FLEET NATIONAL BANK
By:	/s/ THOMAS J. KANE Title: Senior Vice President

BANK OF AMERICA, N.A.
By:	/s/ THOMAS J. KANE Title: Senior Vice President

SMOKY RIVER CDO, L.P.,
By:	RBC Leveraged Capital as Portfolio Advisor
By:	/s/ LEE SHAIMAN Title: Authorized Signatory

LONGHORN CDO (CAYMAN) LTD
By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor
By:	/s/ GREGORY SPENCER Title: Authorized Signatory

LONGHORN CDO III, LTD.
By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor
By:	/s/ GREGORY SPENCER Title: Authorized Signatory

FLOATING RATE INCOME STRATEGIES FUND, INC.
By:	/s/ GREGORY SPENCER Title: Authorized Signatory

MASTER SENIOR FLOATING RATE TRUST
By:	/s/ GREGORY SPENCER Title: Authorized Signatory

WINDSOR LOAN FUNDING, LIMITED
By:	Stanfield Capital Partners LLC as its Investment Manager
By:	/s/ CHRISTOPHER JANSEN Title: Managing Partner

HAMILTON CDO, LTD.
By:	Stanfield Capital Partners LLC as its Collateral Manager
By:	/s/ CHRISTOPHER JANSEN Title: Managing Partner

STANFIELD CARRERA CLO, LTD.
By:	Stanfield Capital Partners LLC as its Asset Manager
By:	/s/ CHRISTOPHER JANSEN Title: Managing Partner

STANFIELD QUATTRO CLO, LTD.
By:	Stanfield Capital Partners LLC as its Collateral Manager
By:	/s/ CHRISTOPHER JANSEN Title: Managing Partner

VAN KAMPEN SENIOR INCOME TRUST
By:Van Kampen Asset Management
By:	/s/ CHRISTINA JAMIESON Title: Executive Director

VAN KAMPEN SENIOR LOAN FUND
By:	Van Kampen Asset Management
By:	/s/ CHRISTINA JAMIESON Title: Executive Director

VAN KAMPEN CLO II, LIMITED
By:	Van Kampen Asset Management as Collateral Manager
By:	/s/ CHRISTINA JAMIESON Title: Executive Director

VAN KAMPEN SENIOR INCOME TRUST
By:	Van Kampen Asset Management
By:	/s/ CHRISTINA JAMIESON Title: Executive Director

C.M. LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Sub-Adviser
By:	/s/ ADRIENNE P. MUSGNUG Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser
By:	/s/ ADRIENNE P. MUSGNUG Title: Managing Director

APEX (IDM) CDO I, LTD. ELC (CAYMAN) LTD. 1999-II SUFFIELD CLO, LIMITED TRYON CLO LTD. 2000-I
By:	Babson Capital Management LLC as Collateral Manager
By:	/s/ ADRIENNE P. MUSGNUG Title: Managing Director

SIMBURY CLO, LIMITED
By:	Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager
By:	/s/ ADRIENNE P. MUSGNUG Title: Managing Director

BILL & MELINDA GATES FOUNDATION
By:	Babson Capital Management LLC as Investment Adviser
By:	/s/ ADRIENNE P. MUSGNUG Title: Managing Director

CLYDESDALE CLO 2001-I, LTD
By:	Nomura Corporate Research and Asset Management Inc. as Collateral Manager
By:	/s/ ELIZABETH MACLEAN Title: Director

CLYDESDALE CLO 2003 LTD.
By:	Nomura Corporate Research and Asset Management Inc. as Collateral Manager
By:	/s/ ELIZABETH MACLEAN Title: Director

CLYDESDALE STRATEGIC CLO I, LTD
By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager
By:	/s/ ELIZABETH MACLEAN Title: Director

NCRAM LOAN TRUST
By:	Nomura Corporate Research and Asset Management Inc. as Investment Adviser
By:	/s/ ELIZABETH MACLEAN Title: Director

GOLDENTREE HIGH YIELD OPPORTUNITIES I, LP
By:	GoldenTree Asset Management, LP
By:	/s/ FREDERICK S. HADDAD Title: Portfolio Manager

GOLDENTREE HIGH YIELD OPPORTUNITIES II, LP
By:	GoldenTree Asset Management, LP
By:	/s/ FREDERICK S. HADDAD Title: Portfolio Manager

GOLDENTREE LOAN OPPORTUNITIES I, LIMITED
By:	GoldenTree Asset Management, LP
By:	/s/ FREDERICK S. HADDAD Title: Portfolio Manager

GOLDENTREE LOAN OPPORTUNITIES II, LIMITED
By:	GoldenTree Asset Management, LP
By:	/s/ FREDERICK S. HADDAD Title: Portfolio Manager

Union Bank of California, N.A.
By:	/s/ MATTHEW FLEMING Title: Vice President

LOAN FUNDING VI LLC, for itself or as Agent for Corporate Loan Funding VI LLC
By:	/s/ DEAN T. CRIARES Title: Managing Director

SANKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited as Term Lender
By:	/s/ TIMOTHY BARNS Title: Senior Vice President

SANKATY ADVISORS, LLC as Collateral Manager for Avery Point CLO, LTD., as Term Lender
By:	/s/ TIMOTHY BARNS Title: Senior Vice President

SANKATY ADVISORS, LLC as Collateral Manager for Loan Funding XI LLC, as Term Lender
By:	/s/ TIMOTHY BARNS Title: Senior Vice President

SANKATY ADVISORS, LLC as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender
By:	/s/ TIMOTHY BARNS Title: Senior Vice President

PRIME RATE TRUST
By:	ING Investment Management, Co. as its investment manager
By:	/s/ MOHAMED BASMA Title: Vice President

SEQUILS-PILGRAM I, LTD
By:	ING Investments, LLC as its investment manager
By:	/s/ MOHAMED BASMA Title: Vice President

ML CLO XX PILGRAM AMERICA (CAYMAN) LTD,
By:	ING Investments, LLC as its investment manager
By:	/s/ MOHAMED BASMA Title: Vice President

ML CLO XV PILGRAM AMERICA (CAYMAN) LTD,
By:	ING Investments, LLC as its investment manager
By:	/s/ MOHAMED BASMA Title: Vice President

ING SENIOR INCOME FUND
By:	ING Investment Management, Co. as its investment manager
By:	/s/ MOHAMED BASMA Title: Vice President

ROSEMONT CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ MARK E. WITTNEBEL Title: Senior Vice President

LONG GROVE CLO, LIMITED
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ MARK E. WITTNEBEL Title: Senior Vice President

CUMBERLAND II CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ MARK E. WITTNEBEL Title: Senior Vice President

LCM III, LTD.
By:	Lyon Capital Management LLC, as Attorney-in-Fact
By:	/s/ ALEXANDER B. KENNA Title: Portfolio Manager

LCM IV, LTD.
By:	Lyon Capital Management LLC, as Attorney-in-Fact
By:	/s/ ALEXANDER B. KENNA Title: Portfolio Manager

INDOSUEZ CAPITAL FUNDING VI, LIMITED
By:	Lyon Capital Management LLC, as Collateral Agent
By:	/s/ ALEXANDER B. KENNA Title: Portfolio Manager

INDOSUEZ CAPITAL FUNDING III, LIMITED
By:	/s/ ALEXANDER B. KENNA Title: Authorized Signatory

INDOSUEZ CAPITAL FUNDING IIA, LIMITED
By:	/s/ ALEXANDER B. KENNA Title: Authorized Signatory

THE BANK OF NOVA SCOTIA
By:	/s/ VINCENT J. FITZGERALD, JR. Title: Authorized Signatory

SAWGRASS TRADING LLC
By:	/s/ MEREDITH J. KOSLICK Title: Assistant Vice President

MUIRFIELD TRADING LLC
By:	/s/ MEREDITH J. KOSLICK Title: Assistant Vice President

HARBOUR TOWN FUNDING LLC
By:	/s/ MEREDITH J. KOSLICK Title: Assistant Vice President

APEX (TRIMARAN) CDO I, LTD.
By:	Trimaran Advisors, L.L.C.
By:	/s/ DAVID M. MILLISON Title: Managing Director

GALAXY CLO 2003-I LTD
By:	AIG Global Investment Corp. as Collateral Manager
By:	/s/ W. JEFFREY BAXTER Title: Vice President

SUNAMERICA LIFE INSURANCE COMPANY
By:	AIG Global Investment Corp. Its Investment Advisor
By:	/s/ W. JEFFREY BAXTER Title: Vice President

GALAXY CLO 1999-I LTD
By:	AIG Global Investment Corp. as Collateral Manager
By:	/s/ W. JEFFREY BAXTER Title: Vice President

NORTHWOODS CAPITAL III, LIMITED
By:	Angelo, Gordon & Co., L.P. as Collateral Manager
By:	/s/ JOHN W. FRASER Title: Managing Director

CARLYLE HIGH YIELD PARTNERS II, LTD.
By:	/s/ LINDA PACE Title: Managing Director

CARLYLE HIGH YIELD PARTNERS III, LTD.
By:	/s/ LINDA PACE Title: Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD.
By:	/s/ LINDA PACE Title: Managing Director

CARLYLE HIGH YIELD PARTNERS VI, LTD.
By:	/s/ LINDA PACE Title: Managing Director

CARLYLE LOAN OPPORTUNITY FUND
By:	/s/ LINDA PACE Title: Managing Director

CARLYLE LOAN INVESTMENT, LTD.
By:	/s/ LINDA PACE Title: Managing Director

ATRIUM CDO
By:	/s/ LINDA R. KARN Title: Authorized Signatory

ATRIUM III
By:	/s/ LINDA R. KARN Title: Authorized Signatory

CSAM FUNDING I
By:	/s/ LINDA R. KARN Title: Authorized Signatory

CSAM FUNDING IV
By:	/s/ LINDA R. KARN Title: Authorized Signatory

CREDIT SUISSE ASSET MANAGEMENT SYNDICATED LOAN FUND
By:	/s/ LINDA R. KARN Title: Authorized Signatory

FIRST DOMINION FUNDING I
By:	/s/ LINDA R. KARN Title: Authorized Signatory

FIRST DOMINION FUNDING II
By:	/s/ LINDA R. KARN Title: Authorized Signatory

FIRST DOMINION FUNDING III
By:	/s/ LINDA R. KARN Title: Authorized Signatory

CELEBRITY CLO LIMITED
By:	TCW Advisors, Inc., as Agent
By:	/s/ MATTHEW A. MILLER Title: Managing Director
By:	/s/ JONATHAN R. INSULL Title: Managing Director

C-SQUARED CDO LTD.
By:	TCW Advisors, Inc., as its Portfolio Manager
By:	/s/ MATTHEW A. MILLER Title: Managing Director
By:	/s/ JONATHAN R. INSULL Title: Managing Director

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc., as its Collateral Manager
By:	/s/ MATTHEW A. MILLER Title: Managing Director
By:	/s/ JONATHAN R. INSULL Title: Managing Director

FIRST 2004-1 CLO, LTD.
By:	TCW Advisors, Inc., as its Collateral Manager
By:	/s/ MATTHEW A. MILLER Title: Managing Director
By:	/s/ JONATHAN R. INSULL Title: Managing Director

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc., as its Collateral Manager
By:	/s/ MATTHEW A. MILLER Title: Managing Director
By:	/s/ JONATHAN R. INSULL Title: Managing Director

VELOCITY CLO, LTD.
By:	TCW Advisors, Inc., as its Collateral Manager
By:	/s/ MATTHEW A. MILLER Title: Managing Director
By:	/s/ JONATHAN R. INSULL Title: Managing Director

EASTMAN HILL FUNDING I, LIMITED
By:	TCW Asset Management Company, as its Collateral Manager
By:	/s/ MATTHEW A. MILLER Title: Managing Director
By:	/s/ JONATHAN R. INSULL Title: Managing Director

KZH SOLEIL LLC
By:	/s/ HI HUA Title: Authorized Agent

KZH SOLIEL-2 LLC
By:	/s/ MATTHEW A. MILLER Title: Authorized Agent

FRANKLIN CLO I, LIMITED
By:	/s/ TYLER CHAN Title: Vice President

FRANKLIN CLO II, LIMITED
By:	/s/ TYLER CHAN Title: Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND
By:	/s/ TYLER CHAN Title: Vice President

FRANKLIN FLOATING RATE TRUST
By:	/s/ TYLER CHAN Title: Vice President

FRANKLIN FLOATING RATE MASTER SERIES
By:	/s/ TYLER CHAN Title: Vice President

FRANKLIN TEMPLETON LIM DURATION INCOME TRUST
By:	/s/ TYLER CHAN Title: Vice President